Exhibit 99.2

Contacts:

Media Stacey Jones (980) 378-6258 Stacey.Jones@honeywell.com	Investor Relations Mark Macaluso (704) 627-6118 Mark.Macaluso@honeywell.com

HONEYWELL ANNOUNCES PRICING OF ITS DEBT TENDER OFFERS

CHARLOTTE, N.C., March 20, 2026 – Honeywell (NASDAQ: HON) today announced the applicable Reference Yield for each series of Securities (as defined below) for its previously announced offers to purchase for cash the securities listed in Table 1 below (collectively, the “Dollar Securities”) and the securities listed in Table 2 below (collectively, the “Euro Securities” and, together with the Dollar Securities, the “Securities”) issued by Honeywell (i) for up to a maximum aggregate purchase price to be paid for the Dollar Securities validly tendered (excluding the accrued and unpaid interest on the Dollar Securities) of up to $4,670,000,000 (the “Dollar Total Maximum Amount” and, such offer to purchase, the “Dollar Tender Offer”) and (ii) for up to an amended maximum aggregate purchase price to be paid for the Euro Securities validly tendered (excluding the accrued and unpaid interest on the Euro Securities) of up to €2,491,177,677.11 (as so amended, the “Euro Total Maximum Amount” and, such offer to purchase, the “Euro Tender Offer” and, together with the Dollar Tender Offer, the “Tender Offers” and each, a “Tender Offer”), in order to accept for purchase all Euro Securities with Acceptance Priority Levels of 1 through 6 that were validly tendered in the Euro Tender Offer as of the Early Participation Date (as defined below). The Tender Offers are being made pursuant to the terms and subject to the conditions set forth in the offer to purchase, dated March 6, 2026, as modified by Honeywell’s prior press release increasing the Dollar Total Maximum Amount and this press release increasing the Euro Total Maximum Amount ( the “Offer to Purchase”). Capitalized terms used but not defined in this announcement have the meanings given to them in the Offer to Purchase.

The tables below outline the title and identifiers for each series of Securities, the principal amount outstanding, the acceptance priority level (the “Acceptance Priority Level”), the applicable Reference Yield for each series of Securities (as determined in the manner described in the Offer to Purchase at 10:00 a.m., New York City time, on March 20, 2026), the applicable “Total Consideration” for each series of Securities, the principal amount tendered at or before 5:00 p.m., New York City time, on March 19, 2026 (the “Early Participation Date”)(as previously announced) and the principal amount to be accepted for purchase by Honeywell. Withdrawal rights for the Tender Offers expired at 5:00 p.m., New York City time, on March 19, 2026, and have not been extended.

Table 1: Dollar Securities Subject To The Dollar Tender Offer

Title of Security	Security Identifier(s)	Principal Amount Outstanding	Acceptance Priority Level	Fixed Spread	Reference Yield	Total Consideration	Principal Amount Tendered as of the Early Participation Date	Principal Amount to be Accepted for Purchase
9.065% Senior Notes due 2033	CUSIP: 019512AM4 ISIN: US019512AM47	$51,207,000	1	55	4.350%	$1,249.61	$10,837,000	$10,837,000
6.625% Senior Notes due 2028	CUSIP: 438506AS6 ISIN: US438506AS66	$200,549,000	2	20	3.921%	$1,052.64	$59,913,000	$59,913,000
5.700% Senior Notes due 2036	CUSIP: 438516AR7 ISIN: US438516AR73	$441,050,000	3	40	4.350%	$1,074.77	$215,458,000	$215,458,000
5.700% Senior Notes due 2037	CUSIP: 438516AT3 ISIN: US438516AT30	$462,569,000	4	50	4.350%	$1,071.66	$241,340,000	$241,340,000
5.375% Senior Notes due 2041	CUSIP: 438516BB1 ISIN: US438516BB13	$416,688,000	5	70	4.350%	$1,033.76	$221,036,000	$221,036,000
5.350% Senior Notes due 2064	CUSIP: 438516CU8 ISIN: US438516CU84	$650,000,000	6	70	4.916%	$958.39	$460,755,000	$460,755,000
5.250% Senior Notes due 2054	CUSIP: 438516CT1 ISIN: US438516CT12	$1,750,000,000	7	65	4.916%	$955.43	$1,212,870,000	$1,212,870,000
5.000% Senior Notes due 2033	CUSIP: 438516CK0 ISIN: US438516CK03	$1,100,000,000	8	5	4.350%	$1,034.24	$640,408,000	$640,408,000
5.000% Senior Notes due 2035	CUSIP: 438516CS3 ISIN: US438516CS39	$1,450,000,000	9	35	4.350%	$1,021.21	$933,002,000	$933,002,000
4.950% Senior Notes due 2031	CUSIP: 438516CR5 ISIN: US438516CR55	$500,000,000	10	25	3.997%	$1,032.90	$273,539,000	$273,539,000
4.750% Senior Notes due 2032	CUSIP: 438516CZ7 ISIN: US438516CZ71	$650,000,000	11	35	3.997%	$1,020.10	$397,451,000	$369,149,000
4.500% Senior Notes due 2034	CUSIP: 438516CM6 ISIN: US438516CM68	$1,000,000,000	12	20	N/A	N/A	$620,200,000	$0
3.812% Senior Notes due 2047	CUSIP: 438516BS4 ISIN: US438516BS48	$442,373,000	13	55	N/A	N/A	$145,000,000	$0
2.800% Senior Notes due 2050	CUSIP: 438516CA2 ISIN: US438516CA21	$700,983,000	14	30	N/A	N/A	$123,334,000	$0
2.700% Senior Notes due 2029	CUSIP: 438516BU9 ISIN: US438516BU93	$750,000,000	15	15	N/A	N/A	$417,653,000	$0
1.950% Senior Notes due 2030	CUSIP: 438516BZ8 ISIN: US438516BZ80	$948,845,000	16	15	N/A	N/A	$401,631,000	$0
1.750% Senior Notes due 2031	CUSIP: 438516CF1 ISIN: US438516CF18	$1,496,188,000	17	30	N/A	N/A	$838,350,000	$0

Total		$13,010,452,000					$7,212,777,000	$4,638,307,000

Table 2: Euro Securities Subject to The Euro Tender Offer

Title of Security	Security Identifier(s)	Principal Amount Outstanding	Acceptance Priority Level	Fixed Spread	Reference Yield	Total Consideration	Principal Amount Tendered as of the Early Participation Date	Principal Amount to be Accepted for Purchase
3.500% Senior Notes due 2027†	Common Code: 262493865 ISIN: XS2624938655	€650,000,000	1	20	2.591%	€1,007.84	€456,629,000	€456,629,000
2.250% Senior Notes due 2028†	Common Code: 136602691 ISIN: XS1366026919	€750,000,000	2	30	2.616%	€1,000.00	€455,871,000	€455,871,000
4.125% Senior Notes due 2034	Common Code: 255190342 ISIN: XS2551903425	€1,000,000,000	3	70	2.969%	€1,032.25	€465,238,000	€465,238,000
3.750% Senior Notes due 2032	Common Code: 262493873 ISIN: XS2624938739	€500,000,000	4	65	2.890%	€1,011.03	€322,147,000	€322,147,000
3.750% Senior Notes due 2036	Common Code: 277689006 ISIN: XS2776890068	€750,000,000	5	75	3.014%	€998.93	€374,322,000	€374,322,000
3.375% Senior Notes due 2030	Common Code: 277688999 ISIN: XS2776889995	€750,000,000	6	35	2.851%	€1,006.13	€392,826,000	€392,826,000
0.750% Senior Notes due 2032	Common Code: 212609404 ISIN: XS2126094049	€500,000,000	7	45	N/A	N/A	€137,018,000	€0

Total		€4,900,000,000					€2,604,051,000	€2,467,033,000

†

On March 6, 2026, Honeywell announced that it had issued a conditional notice of full redemption to redeem all €650,000,000 in outstanding principal amount of its 3.500% Notes (the “3.500% Notes”). On March 10, Honeywell issued a notice of full redemption to redeem all €750,000,000 in outstanding principal amount of its 2.250% Notes (the “2.250% Notes”). As of the date of this press release, the Redemption Condition for the redemption of the 3.500% Notes has been satisfied. To the extent any 3.500% Notes and any 2.250% Notes have not previously been validly tendered and accepted for purchase in the Euro Tender Offer, such Securities will be redeemed on April 10, 2026. This press release does not constitute a notice of redemption of the 3.500% Notes or the 2.250% Notes. The conditional redemption of the 3.500% Notes and the redemption of the 2.250% Notes are being made solely pursuant to separately issued notices of redemption delivered pursuant to the indenture governing such Securities.

Honeywell expects to accept for purchase all Dollar Securities with Acceptance Priority Levels of 1 through 10 and the Dollar Securities with Acceptance Priority Level of 11 on a pro rata basis up to the Dollar Total Maximum Amount, using a proration factor of approximately 93%, that were validly tendered in the Dollar Tender Offer as of the Early Participation Date. Honeywell expects to accept for purchase all Euro Securities with Acceptance Priority Levels of 1 through 6 that were validly tendered in the Euro Tender Offer as of the Early Participation Date. Honeywell intends to exercise its right to purchase the Securities that were validly tendered at or before the Early Participation Date and that are accepted for purchase on March 24, 2026 (the “Early Payment Date”). Securities that are accepted in the Tender Offers will be purchased, retired and cancelled and will no longer remain outstanding obligations of Honeywell.

Due to the Dollar Total Maximum Amount and Euro Total Maximum Amount, Honeywell is not accepting for purchase any Dollar Securities having an Acceptance Priority Level of 12 or lower and is not accepting any Euro Securities having an Acceptance Priority Level of 7. Any tendered Securities not accepted for purchase will be credited to appropriate accounts at the relevant Clearing System promptly following the Early Payment Date.

The Expiration Date for the Tender Offers is 5:00 p.m., New York City time, on April 7, 2026, unless extended or earlier terminated by Honeywell in respect of a Tender Offer. Given that the aggregate purchase price of the Dollar Securities validly tendered in the Dollar Tender Offer at or prior to the Early Participation Date exceeds the Dollar Total Maximum Amount and the aggregate purchase price of the Euro Securities validly tendered in the Euro Tender Offer at or prior to the Early Participation Date exceeds the Euro Total Maximum Amount, Honeywell will not accept any further tenders of Dollar Securities or Euro Securities.

Holders who validly tendered such Securities at or before the Early Participation Date, once such Securities are accepted for purchase, will be eligible to receive the applicable “Total Consideration” for their accepted Securities. The “Total Consideration” payable for each series of Securities will be a price per $1,000 or €1,000 principal amount, as applicable, of such series of Securities validly tendered pursuant to the applicable Tender Offer at or prior to the applicable Early Participation Date, and accepted for purchase by Honeywell on the Early Payment Date. The “Total Consideration” includes an early participation amount of $50 per $1,000 principal amount of the Dollar Securities or €50 per €1,000 principal amount of the Euro Securities, as applicable. In addition, holders whose Securities are accepted for purchase pursuant to the Tender Offers will also receive accrued and unpaid interest on the accepted Securities from, and including, the most recent interest payment date prior to the applicable Payment Date up to, but not including, the Early Payment Date.

Honeywell has retained BofA Securities, Inc., Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC to act as the Dealer Managers in connection with the Tender Offers (collectively, the “Dealer Managers”). Questions regarding terms and conditions of the Tender Offers should be directed to BofA Securities at +1 (888) 292-0070 (toll free), Merrill Lynch International at +44 20-7997-5420 (London) or via email at debt_advisory@bofa.com, Goldman Sachs & Co. LLC at +1 (800) 828-3182 (toll free) and Morgan Stanley & Co. LLC at +1 (800) 624-1808 (toll free) or +1 (212) 761-1057 (collect).

D.F. King has been appointed the information and tender agent with respect to the Tender Offers (the “Information and Tender Agent”). The Offer to Purchase can be accessed at the Tender Offers website: http://www.dfking.com/honeywell. Questions or requests for assistance in connection with the tendering procedures for the Securities in the Tender Offers or for additional copies of the Offer to Purchase may be directed to the Information and Tender Agent at +1 (800) 967-5074 (toll free), +1 (212) 784-6885 (collect), +44 (0)20 7920 9700 (London) or via e-mail at honeywell@dfking.com. You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Tender Offers.

Honeywell reserves the right, in its sole and absolute discretion, not to purchase any Securities or to extend, re-open, withdraw or terminate one or both of the Tender Offers and to amend or waive any of the terms and conditions of one or both of the Tender Offers in any manner, subject to applicable laws and regulations.

Unless stated otherwise, announcements in connection with the Tender Offers will be made available on Honeywell’s website at https://investor.honeywell.com/news. Such announcements may also be made by (i) the issue of a press release and (ii) the delivery of notices to the Clearing Systems for communication to Direct Participants. Copies of all such announcements, press releases and notices can also be obtained from the Information and Tender Agent, the corresponding contact details for whom are set out above. Significant delays may be experienced where notices are delivered to the Clearing Systems and Holders are urged to contact the Information and Tender Agent for the relevant announcements relating to the Tender Offers. In addition, all documentation relating to the Tender Offers, together with any updates, will be available via the Offer Website: http://www.dfking.com/honeywell.

DISCLAIMER This announcement must be read in conjunction with the Offer to Purchase. This announcement and the Offer to Purchase contain important information that should be read carefully before any decision is made with respect to the Tender Offers. If you are in any doubt as to the contents of this announcement or the Offer to Purchase or the action you should take, you are recommended to seek your own financial, legal and tax advice, including as to any tax consequences, immediately from your broker, bank manager, solicitor, accountant or other independent financial or legal adviser. Any individual or company whose Securities are held on its behalf by a broker, dealer, bank, custodian, trust company or other nominee or intermediary must contact such entity if it wishes to participate in the Tender Offers. None of Honeywell, the Dealer Managers, the Information and Tender Agent or any of their respective directors, officers, employees, agents or affiliates makes any recommendation as to whether or not Holders should tender their Securities in the Tender Offers.

None of the Dealer Managers, the Information and Tender Agent or any of their respective directors, officers, employees, agents or affiliates assumes any responsibility for the accuracy or completeness of the information concerning Honeywell, the Securities or the Tender Offers contained in this announcement or in the Offer to Purchase. None of the Dealer Managers, the Information and Tender Agent or any of their respective directors, officers, employees, agents or affiliates is acting for any Holder, or will be responsible to any Holder for providing any protections which would be afforded to its clients or for providing advice in relation to the Tender Offers, and accordingly none of the Dealer Managers, the Information and Tender Agent or any of their respective directors, officers, employees, agents or affiliates assumes any responsibility for any failure by Honeywell to disclose information with regard to Honeywell or the Securities which is material in the context of the Tender Offers and which is not otherwise publicly available.

General

This announcement is for informational purposes only. Each Tender Offer was made solely pursuant to the Offer to Purchase. Neither this announcement nor the Offer to Purchase, or the electronic transmission thereof, constitutes an offer to sell or buy Securities, as applicable, in any jurisdiction in which, or to or from any person to or from whom, it is unlawful to make such offer or solicitation under applicable securities laws or otherwise. The distribution of this announcement in certain jurisdictions may be restricted by law. In those jurisdictions where the securities, blue sky or other laws require the Tender Offers to be made by a licensed broker or dealer and the Dealer Managers or any of their respective affiliates is such a licensed broker or dealer in any such jurisdiction, the Tender Offers shall be deemed to have been made by the Dealer Managers or such affiliate (as the case may be) on behalf of Honeywell in such jurisdiction.

No action has been or will be taken in any jurisdiction that would permit the possession, circulation or distribution of either this announcement, the Offer to Purchase or any material relating to Honeywell, any subsidiary of Honeywell or the Securities in any jurisdiction where action for that purpose is required. Accordingly, none of this announcement, the Offer to Purchase or any other offering material or advertisements in connection with the Tender Offers may be distributed or published, in or from any such country or jurisdiction, except in compliance with any applicable rules or regulations of any such country or jurisdiction.

The distribution of this announcement and the Offer to Purchase in certain jurisdictions may be restricted by law. Persons into whose possession this announcement or the Offer to Purchase comes are required by Honeywell, the Dealer Managers and the Information and Tender Agent to inform themselves about, and to observe, any such restrictions.

This communication has not been approved by an authorized person for the purposes of Section 21 of the Financial Services and Markets Act 2000, as amended (the “FSMA”). Accordingly, this communication is not being directed at persons within the United Kingdom save in circumstances where Section 21(1) of the FSMA does not apply.

This announcement does not constitute an offer of securities to the public in any Member State of the European Economic Area (a “Relevant State”). In any Relevant State, this communication is only addressed to and is only directed at qualified investors within the meaning of Article 2(e) of the Regulation (EU) 2017/1129 (as amended or superseded) (the “Prospectus Regulation”) in that Relevant State. This announcement and information contained herein must not be acted on or relied upon by persons who are not qualified investors within the meaning of Article 2(e) of the Prospectus Regulation.

The communication of this announcement, the Offer to Purchase and any other documents or materials relating to the Tender Offers is not being made, and such documents and/or materials have not been approved, by an authorized person for the purposes of Section 21 of the Financial Services and Markets Act 2000, as amended. Accordingly, such documents and/or materials are not being distributed to, and must not be passed on to, the general public in the United Kingdom. The communication of such documents and/or materials as a financial promotion is only being made to those persons in the United Kingdom falling within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the “Financial Promotion Order”)) or persons who are within Article 43(2) of the Financial Promotion Order or any other persons to whom it may otherwise lawfully be made under the Financial Promotion Order.

Each Holder participating in a Tender Offer will give certain representations in respect of the jurisdictions referred to above and generally as set out in the Offer to Purchase. Any tender of Securities pursuant to the Tender Offers from a Holder that is unable to make these representations will not be accepted. Each of Honeywell, the Dealer Managers and the Information and Tender Agent reserves the right, in its sole and absolute discretion, to investigate, in relation to any tender of Securities pursuant to the Tender Offers, whether any such representation given by a Holder is correct and, if such investigation is undertaken and as a result Honeywell determines (for any reason) that such representation is not correct, such tender shall not be accepted.

About Honeywell

Honeywell is an integrated operating company serving a broad range of industries and geographies around the world, with a portfolio that is underpinned by our Honeywell Accelerator operating system and Honeywell Forge platform. As a trusted partner, we help organizations solve the world’s toughest, most complex challenges, providing actionable solutions and innovations for aerospace, building automation, industrial automation, process automation, and process technology that help make the world smarter and safer as well as more sustainable.

Forward-Looking Statements and Other Disclaimers

We describe many of the trends and other factors that drive our business and future results in this release. Such discussions contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are those that address activities, events, or developments that management intends, expects, projects, believes, or anticipates will or may occur in the future. They are based on management’s assumptions and assessments in light of past experience and trends, current economic and industry conditions, expected future developments, and other relevant factors, many of which are difficult to predict and outside of our control. They are not guarantees of future performance, and actual results, developments and business decisions may differ significantly from those envisaged by our forward-looking statements, including with respect to any changes in or abandonment of the proposed distribution by Honeywell to its shareowners of 100% of the outstanding shares of Honeywell Aerospace Inc.’s (“Aerospace”) common stock (the “Spin-Off”), the Tender Offers or the redemption of certain outstanding series of Honeywell debt securities. We do not undertake to update or revise any of our forward-looking statements, except as required by applicable securities law. Our forward-looking statements are also subject to material risks and uncertainties, including ongoing macroeconomic and geopolitical risks, such as changes in or application of trade and tax laws and policies, including the impacts of tariffs and other trade barriers and restrictions, lower GDP growth or recession in the U.S. or globally, supply chain disruptions, capital markets volatility, inflation, and certain regional conflicts, that can affect our performance in both the near- and long-term. In addition, no assurance can be given that any plan, initiative, projection, goal, commitment, expectation, or prospect set forth in this release can or will be achieved. Some of the important factors that could cause Honeywell’s or Aerospace’s actual results to differ materially from those projected in any such forward-looking statements include, but are not limited to: (i) the ability of Honeywell to effect the Spin-Off described above and to meet the conditions related thereto; (ii) the possibility that the Spin-Off will not be completed within the anticipated time period or at all; (iii) the possibility that the Spin-Off will not achieve its intended benefits; (iv) the impact of the Spin-Off on Honeywell’s and Aerospace’s businesses and the risk that the Spin-Off may be more difficult, time-consuming or costly than expected, including the impact on their resources, systems, procedures and controls, diversion of management’s attention and the impact and possible disruption of existing relationships with regulators, customers, suppliers, employees and other business counterparties; (v) the possibility of disruption, including disputes, litigation or unanticipated costs, in connection with the Spin-Off; (vi) the uncertainty of the expected financial performance of Honeywell or Aerospace following completion of the Spin-Off; (vii) negative effects of the announcement or pendency of the Spin-Off on the market price of Honeywell’s securities and/or on the financial performance of Honeywell or Aerospace; (viii) the ability to achieve anticipated capital structures in connection with the Spin-Off, including the future availability of credit and factors that may affect such availability; (ix) the ability to achieve anticipated credit ratings in connection with the Spin-Off; (x) the ability to achieve anticipated tax treatments in connection with the Spin-Off and future, if any, divestitures, mergers, acquisitions and other portfolio changes and the impact of changes in relevant tax and other laws; and (xi) the failure to realize expected benefits and effectively manage and achieve anticipated synergies and operational efficiencies in connection with the Spin-Off and completed and future, if any, divestitures, mergers, acquisitions, and other portfolio management, productivity and infrastructure actions. These forward-looking statements should be considered in light of the information included in this release, our Form 10-K and other filings with the SEC. Any forward-looking plans described herein are not final and may be modified or abandoned at any time.

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